THE TORRAY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2023 (Unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.9%
Financials — 35.1%
American Express Co.	72,253	$12,338,645
Berkshire Hathaway, Inc. - Class B (a)	61,790	22,244,400
Chubb Limited	52,650	12,079,490
Fiserv, Inc. (a)	98,950	12,923,860
JPMorgan Chase & Co.	81,910	12,784,513
Marsh & McLennan Cos., Inc.	84,956	16,941,926
T. Rowe Price Group, Inc.	95,310	9,543,390
W R Berkley Corp.	160,635	11,654,069
		110,510,293
Industrials — 12.8%
Eaton Corp. PLC	69,210	15,758,425
General Dynamics Corp.	55,255	13,646,327
Honeywell International, Inc.	56,265	11,023,439
		40,428,191
Energy — 11.3%
EOG Resources, Inc.	88,309	10,868,189
Phillips 66	111,080	14,317,101
Schlumberger NV	197,085	10,256,303
		35,441,593
Health Care — 10.5%
Johnson & Johnson	72,950	11,282,447
Royalty Pharma PLC - Class A	270,835	7,331,503
UnitedHealth Group Inc.	26,108	14,436,941
		33,050,891
Information Technology — 10.1%
Applied Materials, Inc.	75,295	11,277,684
Qualcomm, Inc.	82,970	10,707,279
Texas Instruments, Inc.	63,980	9,770,386
		31,755,349
Consumer Discretionary — 7.5%
Home Depot, Inc.	36,120	11,323,259
Lennar Corp. - Class B	108,610	12,461,911
		23,785,170
Consumer Staples — 6.4%
Altria Group, Inc.	255,850	10,755,934
Kraft Heinz Co.	266,344	9,351,338
		20,107,272
Communication Services — 4.2%
Alphabet, Inc. - Class A (a)	100,570	13,328,542
TOTAL COMMON STOCKS (COST $189,804,438)		308,407,301

	NUMBER OF SHARES (000'S)
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 2.0%
Fidelity Institutional Government Portfolio - Class I, 5.24% (b)	6,338	6,338,253
TOTAL MONEY MARKET FUNDS (COST $6,338,253)		6,338,253
TOTAL SHORT-TERM INVESTMENTS (COST $6,338,253)		6,338,253
TOTAL INVESTMENTS (COST $196,142,692) — 99.9%		314,745,554
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		296,835
TOTAL NET ASSETS — 100.0%		$315,042,389

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.”

PLC Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown is as of November 30, 2023.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

THE TORRAY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Equities
Common Stocks	$308,407,301	$308,407,301	$–	$–
Total Equity Securities	$308,407,301	$308,407,301	$–	$–

Short-Term Investments
Money Market Deposit Accounts	$6,338,253	$6,338,253	$–	$–
Total Short-Term Investments	$6,338,253	$6,338,253	$–	$–
Total Assets*	$314,745,554	$314,745,554	$–	$–

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2023, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.